UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 25, 1998

                    NORWEST ASSET SECURITIES CORPORATION
            Mortgage Pass-Through Certificates, Series 1998-25 Trust


New York (governing law of          333-45021-25   PENDING
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)

       Registrant's telephone number, including area code:  (410) 884-2000


       (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On November 25, 1998 a distribution was made to holders of NORWEST ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 1998-25 Trust.


  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Mortgage Pass-Through Certificates, Series 1998-25 Trust, relating to the November 25, 1998 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      NORWEST ASSET SECURITIES CORPORATION
             Mortgage Pass-Through Certificates, Series 1998-25 Trust

              By:   Norwest Bank Minnesota, N.A., as Master Servicer
              By:   /s/ Sherri J. Sharps, Vice President
              By:   Sherri J. Sharps, Vice President
              Date: 12/04/1998


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-25 Trust, relating to the November 25, 1998 distribution.